Variable Annuities

NEW YORK ING VARIABLE ANNUITY Customer Application

Issued by ReliaStar Life Insurance Company of New York. A member of the ING family of companies Distributed by Directed Services LLC., member NASD.

Your future. Made easier.SM

IMPORTANT INFORMATION AND REMINDERS Submission and completion of appropriate Regulation 60 documents is required prior to completing this application. Page 1

  The Name, Trust Date (if applicable), Address, Birth Date, Social Security Number/Tax Identification Number, and Country of Citizenship is provided for each individual/entity named.

  The Primary or Contingent status for each named Beneficiary is entered in section 3(A).
  Each Beneficiary is named individually. If there are any trust designations, the trust name and the trust date are included.
  Designated Beneficiary percentages are clearly entered and total 100% for all Primary Beneficiaries and 100% for all Contingent Beneficiaries.
  If a separate sheet containing additional Beneficiary information is needed, that sheet is signed and dated by the owner.
  If the ING Joint LifePay Living Benefit option is selected on a custodially owned contract, the Custodial Beneficiary information is entered in section 3(B).

Page 3

  Select one product, death benefit and optional living benefit rider.
  Enhanced Death Benefits cannot be selected with Joint Owners.

Page 4

  If a transfer is required, the approximate transfer amount is entered in section 5. If there are multiple transfers, each approximate transfer amount is entered separately.
  The initial premium meets the selected product’s minimum requirements.
  The plan type for this new annuity (i.e. Non-Qualified, IRA, SEP-IRA, or 403(b)) is indicated in section 6, and any applicable conversion/establishment dates are provided.
  If a replacement is involved, the appropriate transfer and state replacement forms are completed and submitted with this application.

Page 5

  Use section 9A if you have not elected the ING LifePay or ING Joint LifePay benefit option.
  All allocations (fixed and variable) total 100% of the initial investment amount.
  To elect an optional DCA transfer program, allocate money to either ING Liquid Assets or 6-Month DCA, and indicate the funds the DCA is to go to by writing percentages in the “DCA Allocation % (Optional)” columns. Both allocations must total 100%.

Page 6

  Use section 9B if you have elected the ING LifePay or ING Joint LifePay benefit option.
  Please note, contracts that elect the ING LifePay or ING Joint LifePay benefit options must comply with the fund allocation requirements as described on Page 6 of this application (see Options 1-3) and in your prospectus. These requirements apply to both initial and DCA allocations. Please see the next page for examples. Applications that do not comply with these requirements will be deemed not in good order, and the contract will not be issued until correct investment instructions are received.
  After contract issue, ING may periodically rebalance the contract value to remain in compliance with the ING LifePay and ING Joint LifePay allocation requirements. Please see your prospectus for additional information.
  To elect an optional DCA transfer program, allocate money to ING Liquid Assets and indicate the funds the DCA is to go to by writing percentages in the “DCA Allocation % (Optional)” columns. Both allocations must total 100%.

Page 7

  The owner has signed and dated section 11, including the City and State where this application was signed. If this is different from the owner’s resident state, an explanation is provided at the top of page 1 and a “Nexus Information Worksheet” is submitted with this application.
  If this form is signed by a Power of Attorney, Legal Guardian, etc, a copy of the appropriate supporting documentation is provided confirming the signer’s ability to act on behalf of the owner.

Page 8

  The name, Social Security Number, phone number, broker/dealer branch, and signature for each agent is provided.
  If more than one agent is listed, the agent commission split is entered and totals 100%.
MAILING INSTRUCTIONS:

Send completed and signed documents to:
For Regular Mail:	ING ANNUITIES	For Overnight Delivery:	ING ANNUITIES
	Attn: New Business		Attn: New Business
	P.O. Box 9271		909 Locust Street
	Des Moines, IA 50306-9271		Des Moines, IA 50309-2899

To contact our Licensing Department please call: 800-235-5965 To contact our Client Services Department please call: 800-366-0066 To contact our Sales Desk please call:

INDEPENDENT DIVISION	NYSE/REGIONAL DIVISION
800-344-6860	800-243-3706

EXAMPLES OF ING LIIFEPAY AND ING JOINT LIFEPAY FUND ALLOCATIONS
If you elect the ING LifePay or ING Joint LifePay benefit option, there are allocation guidelines that must be followed.
Option 1: You may allocate entirely among Accepted Funds without restriction.
Option 2: You may elect not to allocate any account value to Accepted Funds and allocate entirely among the LifePay Fixed Allocation Fund(s) and
Other Funds. However, at least 20% of the account value must be invested in the LifePay Fixed Allocation Fund(s).
Option 3: You may allocate among a combination of Accepted Funds, the LifePay Fixed Allocation Fund(s), and Other Funds. However, at least 20% of the account value not invested in Accepted Funds must be invested in the LifePay Fixed Allocation Fund(s).

Option 1 - If you allocate entirely among Accepted Funds.

  $100,000 Total Investment
  100% ($100,000) in Accepted Funds

Option 2 - If you elect not to allocate any account
value to Accepted Funds and allocate entirely among
the LifePay Fixed Allocation Fund(s) and Other Funds
(20% of your total investment must be in the LifePay
Fixed Allocation Fund(s)).

• $100,000 Total Investment
• 20% ($20,000) in LifePay Fixed Allocation Fund(s)
• 80% ($80,000) in Other Funds

Option 3 - If you allocate among a combination of
Accepted Funds, the LifePay Fixed Allocation Fund(s),
and Other Funds (20% of the money not in Accepted
Funds must be in the LifePay Fixed Allocation Fund(s)).

  $100,000 Total Investment
  50% ($50,000) in Accepted Funds
  10% ($10,000) in LifePay Fixed Allocation Fund(s)
  40% ($40,000) in Other Funds
  LifePay Fixed Allocation Fund(s) are 20% of the account value not invested in Accepted Funds

Here are some common allocation percentage combinations you might want to use:

Accepted	Fixed Allocation Fund(s)	Other	Accepted	Fixed Allocation Fund(s)	Other

0%	20%	80%	55%	9%	36%

5%	19%	76%	60%	8%	32%

10%	18%	72%	65%	7%	28%

15%	17%	68%	70%	6%	24%

20%	16%	64%	75%	5%	20%

25%	15%	60%	80%	4%	16%

30%	14%	56%	85%	3%	12%

35%	13%	52%	90%	2%	8%

40%	12%	48%	95%	1%	4%

45%	11%	44%	100%	0%	0%

50%	10%	40%

IMPORTANT INFORMATION ABOUT THE ING JOINT LIFEPAY LIVING BENEFIT RIDER

There are certain issue requirements that must be met to successfully elect the ING Joint LifePay Living Benefit rider. Applications that do not comply with these issue requirements will be deemed not in good order, and the contract will not be issued.

The ING Joint LifePay Living Benefit rider can only be issued if there are two individuals who are married at the time of issue
(a “spouse” or “the spouses”) and meet the Ownership, Annuitant and Beneficiary issue requirements listed in the table below.
ING will comply with the then current definition of “marriage” under federal tax law and regulations and federal tax publications issued by the Internal Revenue Service ( the “IRS”). The IRS has interpreted “marriage” to mean a legal union between a man and a woman as husband and wife. Please consult your financial advisor to determine whether you meet the requirements.

ING Joint LifePay Living Benefit Issue Requirements

			Annuitant(s)	Primary Beneficiary
Type of Plan	Owner[1]	Ownership Requirements	Requirements	Requirements

Non-Qualified	Joint owners	The two Owners must be the	Must be a spouse	None
two spouses

	Single owner	The Owner must be a spouse	Must be a spouse	Sole primary beneficiary
must be Owner’s spouse

Qualified-IRA	Single owner[2]	The Owner must be a spouse	Must be Owner	Sole primary beneficiary
must be Owner’s spouse[3]

[1] Non-natural owners are not allowed. Neither joint owners nor non-natural owners are allowed under qualifi ed plans.
[2] Includes custodial accounts. The benefi cial owner of the custodial account must be one of the spouses.
[3] If a custodial account, this requirement applies to the benefi ciary information on record with the custodian.

Changes in Ownership, Annuitant and/or Beneficiary designations, and changes in marital status may affect the terms and conditions of the ING Joint LifePay Living Benefit option. Please refer to your prospectus for complete details to determine if this living benefit option is consistent with your needs and objectives in purchasing an annuity contract.

If you decide to elect the ING Joint LifePay Living Benefit option, please be sure to provide Names, Birth Dates and Social Security
Numbers wherever requested on the application. Please follow the instructions listed on the “Important Information and Reminders”
page at the beginning of this document.

Annuities

NEW YORK
VARIABLE ANNUITY APPLICATION
ReliaStar Life Insurance Company of New York
A member of the ING family of companies
Home Office: 1000 Woodbury Road, Woodbury NY 11797
Customer Contact Center: P.O. Box 9271, Des Moines, IA 50306-9271 Phone: (800) 366-0066
Express Mail: ING Annuities, 909 Locust Street, Des Moines, IA 50309-2899

For Agent Use Only: Client’s Account Number:

If this application is being signed in a state other than the owner’s resident state, please specify the state where the business was solicited and the purpose of the visit.

1(A). OWNER
Name		Trust Date

SSN/TIN	Birth Date	Male	Female

Permanent Street Address

City	State	ZIP

Phone #	Email Address

Country of Citizenship

1(B). JOINT OWNER (Optional. Non-Qualified Plans Only. Option Package I only.)
Relationship to Owner

Name		Trust Date

SSN/TIN	Birth Date	Male	Female

Permanent Street Address

City	State	ZIP

Phone #	Email Address

Country of Citizenship

2(A). ANNUITANT (If other than owner. For Qualified contracts , must be the same as the owner. Annuitant may not be changed.)
Name		Relationship to Owner

SSN	Birth Date	Male	Female

Permanent Street Address

City	State	ZIP

Country of Citizenship

2(B). CONTINGENT ANNUITANT	(Optional.)
Name		Relationship to Owner

SSN	Birth Date	Male	Female

Permanent Street Address

City	State	ZIP

Country of Citizenship

RLNY-AA-2031(08/07)	Page 1 of 8	Order #140326 NY 09/04/2007

3(A). BENEFICIARY(S) (All fields for each Beneficiary must be completed. Complete Section 3B for custodially owned contracts.)

Restricted Beneficiary. (If selected, complete a “Restricted Beneficiary” form and submit with this application.)
Beneficiary proceeds will be split equally if no percentages are provided.
Primary Beneficiary
Name	Birth Date	Percent	%

SSN/TIN	Relationship to Owner

Address

Primary	Contingent Beneficiary
Name	Birth Date	Percent	%

SSN/TIN	Relationship to Owner

Address

Primary	Contingent Beneficiary
Name	Birth Date	Percent	%

SSN/TIN	Relationship to Owner

Address
Please use the space in Section 8 if you need to list additional Beneficiaries.

3(B). CUSTODIAL BENEFICIARY (Required if ING Joint LifePay is selected on a custodially owned contract. This sole beneficiary must be the spouse of the annuitant. All fields must be completed.)

Name	Birth Date	Percent	100%

SSN/TIN	Is this sole beneficiary the spouse of the annuitant? Yes		No

Address

SAMPLE BENEFICIARY DESIGNATIONS
Be sure to use given names such as “Mary M. Doe”, not “Mrs. John Doe”, and include the address and relationship of the beneficiary or beneficiaries to the owner. The following designations may be helpful to you:

		Relationship
	Name	to Owner	Birth Date	SSN/TIN	Percent

One Primary Beneficiary	Mary M. Doe	Sister	03/31/1950	123-45-6789	100%

Two Primary Beneficia-	Jane J. Doe	Mother	04/01/1940	###-##-####	50%
ries	John J. Doe	Father	05/01/1935	###-##-####	50%

One Primary Beneficiary	Jane J. Doe	Wife	11/30/1923	###-##-####	100%
One Contingent	John J. Doe	Son	06/18/1951	###-##-####	100%

Estate	Estate of John Doe	Estate	N/A	67-981239	100%
Trust	ABC Trust

	Dtd 1/1/85	Trust	N/A	44-234567	100%
Testamentary Trust[1]	Trust created by the
		Testamentary
(Trust established within the	Last Will and Testa-		N/A	38-078602	100%

owner’s will)	ment of John Doe	Trust

1If the Trust is terminated or if no trustee is qualified to receive the proceeds within six months of the insured’s death, then the proceeds go to the Owner or Owner’s Estate.

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4. PRODUCT SELECTION

Product

  ING EMPIRE INNOVATIONS Variable Annuity
  ING EMPIRE TRADITIONS Variable Annuity

Benefit Option Package (Select One. If an Option Package is not chosen, the death benefit will be the Option Package I.)

  Option Package I - The greatest of (1) the standard death benefit*, (2) the contract value*, or (3) return of premium.
  Option Package II (Not available with Joint Owners) - The greatest of (1) the standard death benefit*; (2) the contract value*; (3) return of premium; or (4) the annual ratchet death benefit*.
  Option Package III (Not available with Joint Owners) - The greatest of (1) the standard death benefit* or (2) the contract value*; (3) return of premium; or (4) the annual ratchet death benefit*. Under Option Package III, any unused percentage of the 10% free withdrawal amount from a contract year will carry forward into successive contract years, based on the percentage remaining at the time of the last withdrawal in that contract year. In no event will the free withdrawal amount at any time exceed 30% of contract value.

* Minus credits added after or within 12 months prior to death.

OPTIONAL SMARTSTART OPTION (Check box below to add the SmartStart Option to the contract.)
Add SmartStart Option.
With the election of the SmartStart Option, you will receive a Premium Credit, for which there is an additional charge. All or a portion of the premium credit applied may be forfeited if certain events occur, including if you make a withdrawal. Forfeiture of all or a portion of the premium credit may result in the charge exceeding the amount of the premium credit applied. Refer to the appropriate prospectus for complete details regarding the SmartStart Option.

OPTIONAL LIVING BENEFIT (May Select One.) Investment in the DCA Guaranteed Interest Divisions and Fixed Investment Options is not
allowed when an Optional Living Benefit Rider is elected.
Please be aware that these descriptions are highlights only. Consult the prospectus for details prior to electing an optional living benefit.

Minimum Guaranteed Income Benefit (MGIB)

The Minimum Guaranteed Income Benefit rider is an optional “guarantee” available for an additional charge. The “guarantee” provides a minimum amount of annuity income at the end of a specified waiting period that will be available if the contract owner annuitizes on an
MGIB Exercise Date. A 10-year waiting period is required before you can annuitize the MGIB rider benefit.
The amount of the MGIB depends in part on the amount of eligible premium you pay (more than 5 years before the end of the waiting period). Transfers from Covered Funds to Special Funds will limit the future growth of the MGIB Rollup Base as follows. The MGIB Rollup
Base for Special Funds does not accumulate at the MGIB Rate, so investments in Special Funds may limit the MGIB Benefit. The MGIB income guarantee rate is lower than the annuity purchase rate guaranteed by the contract.

Minimum Guaranteed Accumulation Benefit 10YR (MGAB)

The Minimum Guaranteed Accumulation Benefit (MGAB) Rider is an optional “guarantee” available for an additional charge. The
“guarantee” provides there will be a one-time upward adjustment to the Accumulation Value at the end of a 10-year waiting period so that it equals at least the initial premium (plus any applicable premium credit). The waiting period begins on the rider date, and the
MGAB Charge is deducted only during the 10-year waiting period. Premiums paid in the first two years are included in the guaranteed amount. Transfers made within 3 years before the end of the waiting period reduce the guaranteed amount as if they were withdrawals.
ING LifePay Minimum Guaranteed Withdrawal Benefit (“ING LifePay”) [1]
The ING LifePay Minimum Guaranteed Withdrawal Benefit (“ING LifePay”) is an optional “guarantee” available for an additional charge.
Subject to Rider terms, conditions, and limitations, the Rider guarantees that a certain amount may be withdrawn annually, regardless of market performance, and even if the Accumulation Value is zero, until the death of the annuitant or until the Rider is terminated.
Withdrawals in excess of the contract’s free amount may be subject to surrender charges.
ING Joint LifePay Minimum Guaranteed Withdrawal Benefit (“ING Joint LifePay”) [1]
The ING Joint LifePay Minimum Guaranteed Withdrawal Benefit (“ING Joint LifePay”) Rider is an optional “guarantee” available for an additional charge. Subject to Rider’s terms, conditions, and limitations, the Rider guarantees that a certain amount may be withdrawn annually, regardless of market performance, and even if the Accumulation Value is zero, until the death of the last Active Spouse (as defined in the Rider) or until the Rider is terminated. To elect this Rider, there must be two spouses who are married to each other and are either joint owners or one spouse is an owner and the other is the sole primary beneficiary. Withdrawals in excess of the contract’s free amount may be subject to surrender charges. If your contract is a 403(b), the ING Joint LifePay benefit option cannot be selected.

For all optional living benefits:

These benefits may have limited usefulness in contracts funding tax-qualified programs because partial withdrawals made to satisfy the minimum distribution rules might result in a dollar-for-dollar or proportional reduction in the benefit base or an inability to exercise the benefit altogether. If you plan to use the benefit before or after your required minimum distribution date, consider whether the benefit is appropriate for your circumstances. Consult your tax advisor.
Withdrawals (for ING LifePay and ING Joint LifePay, excess withdrawals) reduce the amount of the benefits on a pro-rata basis, which may result in a greater reduction than the amount withdrawn. Withdrawals are subject to federal income tax and if withdrawals are taken prior to age 59 1 / 2 a federal tax penalty may apply, equal to 10% of the amount treated as income. You should consult your tax advisor prior to electing any optional benefit or rider under the contract to determine any tax consequences that may result from such election.
If elected, the MGIB, MGAB, ING LifePay and ING Joint LifePay riders may not be cancelled unless the contract is terminated.

[1]Funds must be allocated per ING LifePay and ING Joint LifePay requirements detailed on page 6. Read your prospectus carefully regarding details about these optional benefits. Applications that do not comply with these requirements will be deemed not in good order, and the contract will not be issued until correct investment instructions are received.

RLNY-AA-2031(08/07)	Page 3 of 8	Order #140326 NY 09/04/2007

5. INITIAL INVESTMENT Enter Initial Allocation in whole percentages on page 5. Please make any checks payable to ReliaStar Life Insurance Company of New York.

  Initial Premium Paid:$
  Estimated amount of Transfer/1035 Exchange:$
6. PLAN TYPE
Non-Qualified:
Regular	1035 Exchange
Qualified:
IRA	IRA Transfer	IRA Rollover from Qualified Plan
SEP-IRA	Other:

Roth IRA - If transfer, please provide original conversion/establishment date and amount:

7. REPLACEMENT Will the coverage applied for replace any existing annuity or life insurance policies on the annuitant’s life? Yes (If yes, please complete following.) No

Company Name: Policy Number: Face Amount:$

8. SPECIAL REMARKS

RLNY-AA-2031(08/07)	Page 4 of 8	Order #140326 NY 09/04/2007

9A. ALLOCATION SELECTION - USE IF YOU HAVE NOT ELECTED THE ING LIFEPAY OR ING JOINT LIFEPAY BENEFIT OPTION
Complete page 6, Section 9B if you have elected the ING LifePay or ING Joint LifePay benefit option.
To elect an optional DCA transfer program, allocate money to either ING Liquid Assets or 6-Month DCA[3,4], and indicate the funds the DCA is to go to by writing percentages in the “DCA Allocation % (Optional)” columns. Enter allocations in whole percentages.The initial and

DCA allocations must each total 100%.
Variable Investments[1]
Initial	DCA[3,4]	Initial	DCA[3,4]
Allocation %	Allocation %	Allocation %	Allocation %
(Required)	(Optional)	(Required)	(Optional)
______ % Fidelity® VIP Contrafund	______ %	______ % ING Legg Mason Value	______ %
______ % Fidelity® VIP Equity-Income	______ %	______ % ING Liquid Assets[2]	______ %
______ % ING AllianceBernstein Mid Cap Growth	______ %	______ % ING Marsico Growth	______ %
______ % ING American Funds Growth	______ %	______ % ING Marsico International Opportunities	______ %
______ % ING American Funds Growth-Income	______ %	______ % ING MFS Total Return	______ %
______ % ING American Funds International	______ %	______ % ING MFS Utilities	______ %
______ % ING Baron Small Cap Growth	______ %	______ % ING Neuberger Berman Regency	______ %
______ % ING BlackRock Large Cap Growth	______ %	______ % ING Oppenheimer Global	______ %
______ % ING Capital Guardian U.S. Equities	______ %	______ % ING Oppenheimer Main Street	______ %
______ % ING Columbia Small Cap Value II	______ %	______ % ING PIMCO Core Bond	______ %
______ % ING Davis New York Venture	______ %	______ % ING PIMCO High Yield	______ %
______ % ING EquitiesPlus	______ %	______ % ING Pioneer Fund	______ %
______ % ING Evergreen Health Sciences	______ %	______ % ING Pioneer Mid Cap Value	______ %
______ % ING Evergreen Omega	______ %	______ % ING T. Rowe Price Capital Appreciation	______ %
______ % ING FMR(SM) Diversifi ed Mid Cap	______ %	______ % ING T. Rowe Price Equity Income	______ %
______ % ING FMR(SM) Large Cap Growth	______ %	______ % ING T. Rowe Price Growth Equity	______ %
______ % ING Focus 5	______ %	______ % ING Templeton Foreign Equity	______ %
______ % ING Franklin Income	______ %	______ % ING Templeton Global Growth	______ %
______ % ING Franklin Mutual Shares	______ %	______ % ING Van Kampen Comstock	______ %
______ % ING Franklin Templeton Founding Strategy ______ %		______ % ING Van Kampen Equity & Income	______ %
______ % ING Global Real Estate	______ %	______ % ING Van Kampen Global Franchise	______ %
______ % ING Global Resources	______ %	______ % ING Van Kampen Growth and Income	______ %
______ % ING Global Technology	______ %	______ % ING Van Kampen Real Estate	______ %
______ % ING Janus Contrarian	______ %	______ % ING VP Financial Services	______ %
______ % ING JPMorgan Emerging Markets Equity	______ %	______ % ING VP Index Plus International Equity	______ %
______ % ING JPMorgan International	______ %	______ % ING VP Index Plus LargeCap	______ %
______ % ING JPMorgan Small Cap Core Equity	______ %	______ % ING VP Index Plus MidCap	______ %
______ % ING JPMorgan Value Opportunities	______ %	______ % ING VP Index Plus SmallCap	______ %
______ % ING Julius Baer Foreign	______ %	______ % ING VP Intermediate Bond	______ %
______ % ING Legg Mason Aggressive Growth	______ %

ING Lifestyle Portfolios[1]
______ % ING Lifestyle Aggressive Growth	______ %	______ % ING Lifestyle Moderate Growth	______ %
______ % ING Lifestyle Growth	______ %	______ % ING Lifestyle Moderate	______ %

Fixed Investments[2], 4
Enter the allocation percentage and the fixed interest period. Check availability prior to selection.

______ % 6 Month DCA		______ % 1 Year DCA

_________100	% Allocation Total (Initial and DCA (if elected) allocations must each total 100%.)

[1] The available share class is subject to distribution and/or service (12b-1) fees.
[2] These portfolios are “special funds.” Transfers to and from amounts invested in these portfolios may affect death benefit and living benefit guarantees.
3 DCA does not ensure a profit or guarantee against loss in a declining market.
[4] Not available if an Optional Benefit Rider is elected. The maximum enhancement over the new investment earnings for the 1-year DCA Term is
1.25% . There is no “enhancement” with the 1-year DCA Term if the SmartStart Option is elected. The maximum enhancement over the net

investment earnings for the 6-month DCA Term is 5.75%.	However, the 6-month DCA Term is not available if the SmartStart Option is elected.
RLNY-AA-2031(08/07)	Page 5 of 8	Order #140326 NY 09/04/2007

9B. ALLOCATION SELECTION - USE IF YOU HAVE ELECTED THE ING LIFEPAY OR ING JOINT LIFEPAY BENEFIT OPTION
Complete page 5, Section 9A if you have not elected the ING LifePay or ING Joint LifePay benefit option.
Enter allocations in whole percentages according to the following options. DCA allocations also must follow the option limitations.
To elect an optional DCA transfer program, allocate money to ING Liquid Assets[3] and indicate the funds the DCA is to go to by writing percentages in the “DCA Allocation % (Optional)” columns. The initial and DCA allocations must each total 100%.

Option 1 - You may allocate entirely among Accepted Funds without restriction.

Option 2 - You may elect not to allocate any account value to Accepted Funds and allocate entirely among the LifePay Fixed
Allocation Fund(s) and Other Funds. However, at least 20% of the account value must be invested in the LifePay
Fixed Allocation Fund(s).
Option 3 - You may allocate among a combination of Accepted Funds, the LifePay Fixed Allocation Fund(s), and Other Funds.
However, at least 20% of the account value not invested in Accepted Funds must be invested in the LifePay Fixed
Allocation Fund(s).

Accepted Funds	Variable Investments[1]
Initial	DCA[3]	Initial	DCA[3]
Allocation %	Allocation %	Allocation %	Allocation %
(Required)	(Optional)	(Required)	(Optional)
______ % ING Franklin Templeton Founding Strategy ______ %		______ % ING Liquid Assets[2]	______ %
______ % ING Lifestyle Growth	______ %	______ % ING MFS Total Return	______ %
______ % ING Lifestyle Moderate Growth	______ %	______ % ING T. Rowe Price Capital Appreciation	______ %
______ % ING Lifestyle Moderate	______ %	______ % ING Van Kampen Equity & Income	______ %

LifePay Fixed Allocation Fund(s)[1]
If you have chosen to allocate according to Option 2 or 3 above,
______ % ING PIMCO Core Bond	______ %	at least 20% of the account value not invested in Accepted Funds
______ % ING VP Intermediate Bond	______ %	must be invested in the LifePay Fixed Allocation Fund(s).

Other Funds[1]
______ % Fidelity® VIP Contrafund	______ %	______ % ING Julius Baer Foreign	______ %
______ % Fidelity® VIP Equity-Income	______ %	______ % ING Legg Mason Aggressive Growth	______ %
______ % ING AllianceBernstein Mid Cap Growth	______ %	______ % ING Legg Mason Value	______ %
______ % ING American Funds Growth	______ %	______ % ING Lifestyle Aggressive Growth	______ %
______ % ING American Funds Growth-Income	______ %	______ % ING Marsico Growth	______ %
______ % ING American Funds International	______ %	______ % ING Marsico International Opportunities	______ %
______ % ING Baron Small Cap Growth	______ %	______ % ING MFS Utilities	______ %
______ % ING BlackRock Large Cap Growth	______ %	______ % ING Neuberger Berman Regency	______ %
______ % ING Capital Guardian U.S. Equities	______ %	______ % ING Oppenheimer Global	______ %
______ % ING Columbia Small Cap Value II	______ %	______ % ING Oppenheimer Main Street	______ %
______ % ING Davis New York Venture	______ %	______ % ING PIMCO High Yield	______ %
______ % ING EquitiesPlus	______ %	______ % ING Pioneer Fund	______ %
______ % ING Evergreen Health Sciences	______ %	______ % ING Pioneer Mid Cap Value	______ %
______ % ING Evergreen Omega	______ %	______ % ING T. Rowe Price Equity Income	______ %
______ % ING FMR(SM) Diversifi ed Mid Cap	______ %	______ % ING T. Rowe Price Growth Equity	______ %
______ % ING FMR(SM) Large Cap Growth	______ %	______ % ING Templeton Foreign Equity	______ %
______ % ING Focus 5	______ %	______ % ING Templeton Global Growth	______ %
______ % ING Franklin Income	______ %	______ % ING Van Kampen Comstock	______ %
______ % ING Franklin Mutual Shares	______ %	______ % ING Van Kampen Global Franchise	______ %
______ % ING Global Real Estate	______ %	______ % ING Van Kampen Growth and Income	______ %
______ % ING Global Resources	______ %	______ % ING Van Kampen Real Estate	______ %
______ % ING Global Technology	______ %	______ % ING VP Financial Services	______ %
______ % ING Janus Contrarian	______ %	______ % ING VP Index Plus International Equity	______ %
______ % ING JPMorgan Emerging Markets Equity	______ %	______ % ING VP Index Plus LargeCap	______ %
______ % ING JPMorgan International	______ %	______ % ING VP Index Plus MidCap	______ %
______ % ING JPMorgan Small Cap Core Equity	______ %	______ % ING VP Index Plus SmallCap	______ %
______ % ING JPMorgan Value Opportunities	______ %

100Allocation Total	(Initial and DCA (if elected) allocations must each total 100%.)

[1] The available share class is subject to distribution and/or service (12b-1) fees.
[2] These portfolios are “special funds.” Transfers to and from and amounts invested in these portfolios may affect death benefit and living benefit guarantees.
3 DCA does not ensure a profit or guarantee against loss in a declining market.

RLNY-AA-2031(08/07)	Page 6 of 8	Order #140326 NY 09/04/2007

10. OPTIONAL ACCOUNT REBALANCING PROGRAM (May not use with DCA.)
Automatic Allocation Rebalancing will occur on the last business day of the next scheduled rebalancing date. Please consult your prospectus for details regarding this feature as well as restrictions, minimum or maximum limitations, fees and other applicable information. Automatic Allocation Rebalancing does not apply to the Fixed Investments and cannot be elected if you participate in
Dollar Cost Averaging. The percentages will be proportionally recalculated for subsequent reallocations if you have chosen a Fixed
Investment. Any subsequent reallocation, add-on or partial withdrawal you direct, other than on a pro rata basis, will terminate this program.
Please rebalance my portfolio to the allocations on this application: Quarterly Semi-Annually Annually

11. DISCLOSURES AND SIGNATURES

Please read the following statements carefully and sign below.

By signing below, I acknowledge receipt of the Prospectus. I understand that this contract’s cash surrender value when based on the investment experience of a variable investment option may increase or decrease on any day and that no minimum value is guaranteed. This contract is consistent with my anticipated financial needs.
I certify that, to the best of my knowledge and belief, all statements and answers in this application are complete and true and may be relied upon in determining whether to issue the contract.
I understand that this contract and the underlying Series shares or securities which fund those contracts and policies are not insured by theFDICor anyother agency. Theyarenotdeposits or otherobligationsof any bank and arenot bank guaranteed. I also understand that they are subject to market fluctuation, investment risk and possible loss of principal invested.

I understand that when based on the investment experience of the Separate Account Division, the variable annuity cash surrender values may increase or decrease on any day and that no minimum value is guaranteed.
The variable annuity applied for is in accord with my anticipated financial objectives.

I understand that the value allocated to any Account subject to a Market Value Adjustment may increase or decrease if surrendered or withdrawn prior to a specified date(s) as stated in the contract.

I understand that IRAs and other qualified plans already provide tax deferral like that provided by the contract.
For an additional cost, the contract provides additional features and benefits, including death benefits and the ability to receive a lifetime income. I should not purchase a qualified contract unless I want these benefits, taking into account their cost.

In certain circumstances, Fixed Allocation Fund Automatic Rebalancing may result in a reallocation into the
LifePay Fixed Allocation Fund(s), even if you have not previously been invested in them. By electing to purchase the ING LifePay or ING Joint LifePay option (if chosen), you are providing ReliaStar Life Insurance Company of
New York with direction and authorization to process these transactions, including reallocations into the LifePay
Fixed Allocation Fund(s). You should not purchase the ING LifePay or ING Joint LifePay benefit option if you do not wish to have your contract value reallocated in this manner.

I also represent that the Social Security Number or Tax Identification Number shown on this form is correct.

Owner Signature:

Signed at: (City, State)	Date:

Joint Owner Signature: (if applicable)

Signed at: (City, State)	Date:

Annuitant Signature: (If other than owner)

Signed at: (City, State)	Date:

RLNY-AA-2031(08/07)	Page 7 of 8	Order #140326 NY 09/04/2007

12. FOR AGENT USE ONLY

Do you have reason to believe that the contract applied for will replace any existing annuity or life insurance coverage?
Yes (If yes, submit required replacement forms.) No

Compensation Alternative (Select one. Please verify with your Broker/Dealer that the option you select is available)

  A B
  Check here if there are multiple agents on this contract.
Split: for Agent #1: _________________%, Agent #2:_________________%, Agent #3:_________________%
Please Note: Compensation will be split equally if no percentage is indicated. Agent #1 will receive all correspondence regarding the policy.

Agent #1
Print Name:	Signature:

SSN:	Agent Phone:

License #/Broker Code:	Broker/Dealer Branch:

Agent #2
Print Name:	Signature:

SSN:	Agent Phone:

License #/Broker Code:	Broker/Dealer Branch:

Agent #3
Print Name:	Signature:

SSN:	Agent Phone:

License #/Broker Code:	Broker/Dealer Branch:

RLNY-AA-2031(08/07)	Page 8 of 8	Order #140326 NY 09/04/2007

RLNY-AA-2031(08/07) 140326 09/04/2007